Filed Pursuant to Rule 497(e)
Registration Nos. 333-179562; 811-22668

CLEARSHARES ULTRA-SHORT MATURITY ETF (OPER)

June 3, 2019

Supplement to the
Summary Prospectus dated July 4, 2018,
as previously supplemented
Effective immediately, the following information replaces the section entitled “Portfolio Managers” on page 4 of the Summary Prospectus:
The following individuals are jointly and primarily responsible for the day-to-day management of the Fund and have acted in this capacity since June 2019: Thomas E. Deegan (Chief Executive Officer) and Frank Codey (Chief Operating Officer and Portfolio Manager).

Please retain this Supplement with your Summary Prospectus for future reference.

CLEARSHARES ULTRA-SHORT MATURITY ETF (OPER)
a series of ETF Series Solutions

June 3, 2019

Supplement to the
Prospectus and Statement of Additional Information (“SAI”),
each dated July 4, 2018, as previously supplemented
Effective immediately, the following information replaces the section entitled “Portfolio Managers” on page 5 of the Prospectus:
The following individuals are jointly and primarily responsible for the day-to-day management of the Fund and have acted in this capacity since June 2019: Thomas E. Deegan (Chief Executive Officer) and Frank Codey (Chief Operating Officer and Portfolio Manager).
Effective immediately, the following information replaces the first paragraph under the section entitled “Management—Investment Adviser” on page 9 of the Prospectus:
ClearShares LLC (the “Adviser”), 825 3rd Avenue, 31st Floor, New York, NY 10022, serves as investment adviser to the Fund and has overall responsibility for the general management and administration of the Fund. The Adviser also arranges for transfer agency, custody, fund administration, and all other related services necessary for the Fund to operate. The Adviser is majority-owned by Deegan Holdings, LLC, a holding company controlled by Thomas E. Deegan, the Chief Executive Officer of the Adviser.
Effective immediately, the following information replaces the section entitled “Management—Portfolio Managers” on pages 9–10 of the Prospectus:
Thomas E. Deegan, Chief Executive Officer
Mr. Deegan is the Adviser’s Chief Executive Officer. He joined in the Adviser and its affiliate, Clearbrook Global Advisors LLC (“Clearbrook”), in 2014 as Managing Director and served as Chief Operating Officer from 2017 until 2019. Prior to joining Clearbrook, Mr. Deegan was the Independent Trustee of the Board and Head of the Investment Committee at the Stamford Policemen’s Pension Fund. In this role, he was responsible for management and investment selection, including the introduction and implementation of an alternative investment platform, including hedge funds, private equity, and real estate portfolios. Mr. Deegan received his MBA from Iona College in New Rochelle, New York, and B.E. in Electrical Engineering from Manhattan College in Bronx, New York.
Frank Codey, Chief Operating Officer and Portfolio Manager
Mr. Codey joined in the Adviser in 2019. Mr. Codey has served since 2013 as the President of The Colt Group, LLC providing financial consulting services in the areas of prime brokerage and clearing, operations, business acceleration, data analytics, robotic process automation, sales segmentation, and market positioning. Previously, he was the President of Equinox Group Distributors, a FINRA-regulated broker-dealer and the Chief Operating Officer of Equinox Fund Management, an SEC-registered investment adviser. Mr. Codey has over twenty years of fixed income prime brokerage experience specializing in mortgage and structured products. Mr. Codey received his B.S. in Business with a Finance concentration from Boston University and holds a Master of Science in Analytics degree from Villanova University.
Effective immediately, the following information replaces the first paragraph under the section entitled “Investment Adviser” on page 15 of the SAI:
ClearShares LLC (the “Adviser”), a Delaware limited liability company located at 825 3rd Avenue, 31st Floor, New York, NY 10022, serves as the investment adviser to the Fund. The Adviser is majority-owned by Deegan Holdings, LLC, a holding company controlled by Thomas E. Deegan, the Chief Executive Officer of the Adviser.

Effective immediately, the following information replaces the section entitled “Portfolio Managers” on page 16 of the SAI:
Thomas E. Deegan and Frank Codey are the Portfolio Managers of the Fund. As of May 31, 2019, the Portfolio Managers did not manage any other accounts for the Adviser, other than the Fund.
Compensation
As the indirect majority owner of the Adviser, Mr. Deegan is entitled to receive distributions from the Adviser's profits. Mr. Codey receives compensation based on the Adviser's profitability. Neither portfolio manager's compensation is tied to the performance of the Fund.
Share Ownership
The Fund is required to show the dollar range of each portfolio manager’s “beneficial ownership” of Shares as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. As of May 31, 2019, Mr. Deegan beneficially owned $10,000–$50,000 worth of Shares and Mr. Codey beneficially owned between $500,000–$1,000,000 worth of Shares.
Conflicts of Interest
The Fund's portfolio managers may manage accounts other than the Fund. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Additionally, because investment decisions for client accounts are made consistent with a client’s individual investment objective and needs, there may be circumstances when purchases or sales of securities for one or more client accounts will have an adverse effect on other clients. The Adviser may seek to manage such competing interests by having a portfolio manager focus on a particular investment discipline and/or reviewing performance differences between similarly managed accounts on a periodic basis to ensure that any such differences are attributable by differences in investment guidelines and timing of cash flows. The Adviser also maintains a Code of Ethics to establish standards and procedures for the detection and prevention of activities by which persons having knowledge of the investments and investment intentions of the Fund may abuse their fiduciary duties to the Fund.
With respect to securities transactions for clients, the Adviser determines which broker to use to execute each order. However, the Adviser may direct securities transactions to a particular broker/dealer for various reasons including receipt of research or participation interests in initial public offerings that may or may not benefit the Fund. To deal with these situations, the Adviser has adopted procedures to help ensure best execution of all client transactions.
Finally, the appearance of a conflict of interest may arise where the Adviser has an incentive, such as a performance-based management fee, which relates to the management of one but not all accounts for which a portfolio manager has day-to-day management responsibilities.

Please retain this Supplement with your Prospectus and SAI for future reference.

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